[PHOTO OMITTED]

Global
Growth

Gabelli
Global Interactive
Couch Potato(R) Fund

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1999

                               [GRAPHIC OMITTED]

Global Growth

                                                                 [PHOTO OMITTED]
                                                                 Marc J. Gabelli

Third Quarter Report - September 30, 1999
The Gabelli Global Interactive Couch Potato(R) Fund

--------------------------------------------------------------------------------
                                   * * * * *
--------------------------------------------------------------------------------
      Morningstar Rated(TM) Gabelli Global Interactive Couch Potato(R) Fund
     5 stars overall and for the three-year period ended 9/30/99 among 3210 domestic equity funds, and for the five-year period ended 9/30/99 among 2010 domestic equity funds.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                #1 Global Fund!
--------------------------------------------------------------------------------
                        Lipper Inc. ranked Gabelli Global
                   Interactive Couch Potato(R) Fund 1 for the
                    three and five-year periods ended 9/30/99
                  among 155 and 92 global funds, respectively.
--------------------------------------------------------------------------------

To Our Shareholders,

      In the third quarter of 1999, the Gabelli Global Interactive Couch Potato(R) Fund delivered excellent returns, despite a sharp decline in the U.S. stock market and mixed results from international equity markets. We believe strong secular growth and accelerating consolidation in the telecommunications and media industries shield the portfolio from much of the impact of cyclical economic and market forces.

Investment Performance

      For the third quarter ended September 30, 1999, The Gabelli Global Interactive Couch Potato(R) Fund's (the "Fund") total return was 5.91%. The Lipper Global Fund Average and Morgan Stanley Capital International World Free Index of global equity markets declined 1.02% and 1.60% respectively, over the same period. The Morgan Stanley World Free Index is an unmanaged indicator of stock market

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Lipper Inc. ranked The Gabelli Global Interactive Couch Potato(R) Fund 4 among 240 global funds for the one year period ended September 30, 1999. Lipper rankings are based upon one, three and five-year total returns at NAV.

Investment Results (a)
--------------------------------------------------------------------------------

                                                              Quarter
                                       -------------------------------------------
                                         1st         2nd         3rd         4th           Year
                                         ---         ---         ---         ---           ----
1999:  Net Asset Value ..............  $20.33      $23.52      $24.91          __             __
       Total Return .................   19.7%       15.7%       5.9%           __             __
----------------------------------------------------------------------------------------------------
1998:  Net Asset Value ..............  $16.45      $17.39      $15.17       $16.99        $16.99
       Total Return .................   15.2%        5.7%      (12.8)%       21.4%         28.9%
----------------------------------------------------------------------------------------------------
1997:  Net Asset Value ..............  $11.79      $13.72      $15.02       $14.28        $14.28
       Total Return .................    0.3%       16.4%        9.5%        10.9%         41.7%
----------------------------------------------------------------------------------------------------
1996:  Net Asset Value ..............  $12.57      $13.40      $13.22       $11.75        $11.75
       Total Return .................    7.3%        6.6%       (1.3)%       (0.3)%        12.5%
----------------------------------------------------------------------------------------------------
1995:  Net Asset Value ..............  $10.62      $11.28      $12.30       $11.72        $11.72
       Total Return .................    3.6%        6.2%        9.0%        (1.8)%        17.9%
----------------------------------------------------------------------------------------------------
1994:  Net Asset Value ..............  $9.90       $9.97       $10.54       $10.25        $10.25
       Total Return .................  (1.0)%(b)    0.7%         5.7%        (2.8)%         2.5%(b)
----------------------------------------------------------------------------------------------------

-----------------------------------------------
Average Annual Returns - September 30, 1999 (a)
-----------------------------------------------
1 Year.................................. 77.94%
5 Year.................................. 28.14%
Life of Fund (b)........................ 25.70%
-----------------------------------------------

                  Dividend History
-----------------------------------------------------
Payment (ex) Date  Rate Per Share  Reinvestment Price
-----------------  --------------  ------------------
December 28, 1998     $1.385            $16.56
December 31, 1997     $2.370            $14.28
December 31, 1996     $1.436            $11.75
December 29, 1995     $0.363            $11.72

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 7, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 77.94% over the trailing twelve-month period. The Lipper Global Fund Average and Morgan Stanley World Free Index rose 30.54% and 30.90%, respectively, over the same twelve-month period.

      For the five-year period ended September 30, 1999, the Fund's total return averaged 28.14% annually versus average annual total returns of 13.55% and 15.07% for the Lipper Global Fund Average and Morgan Stanley World Free Index, respectively. Since inception on February 7, 1994 through September 30, 1999, the Fund had a cumulative total return of 264.14%, which equates to an average annual total return of 25.70%.

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

Portfolio Structure

      As we have indicated in past discussions, the Interactive Couch Potato's(R) investments are focused in areas of growth, within the context of two main investment themes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications and commerce-related services such as basic voice, data and the Internet.

      The accompanying chart depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of September 30, 1999.

                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/99

    [The following table was depicted as a pie chart in the printed material]

                       United States            45.0%
                       Europe                   25.5%
                       Japan                    17.5%
                       Canada                    6.6%
                       Asia/Pacific Rim          4.1%
                       Latin America             1.3%
                       United States            45.0%

                          PORTFOLIO STRUCTURE - 9/30/99

    [The following table was depicted as a pie chart in the printed material]

                       Distribution             67.1%
                       Copyright/Creativity     32.9%

Commentary

Wireless Works

      About one year ago, AT&T began to set a new standard for the wireless communications industry. By piecing together a nearly seamless national network, eliminating roaming charges, and lowering prices to 20 cents per minute for calls to anywhere in the U.S., AT&T has forced other wireless providers to follow suit. The push is on for low cost national and even global wireless services. Prices throughout the industry are dropping and usage is increasing. New programs such as "calling party pays" and prepaid plans are also making wireless services more attractive. Finally, laptop computer sales continue to rise, and more data is moving over wireless systems. This further fuels demand for wireless spectrum and enhances the value of wireless assets.

      Toward the end of this quarter, we celebrated a blessed event. Telephone & Data Systems, one of our larger holdings, sold its personal communications services ("PCS") business Aerial Communications to VoiceStream Wireless. Although we like the investment prospects for PCS, TDS obtained a premium price for this business, and in the process of eliminating an asset that demanded considerable capital expenditures, improved its net earnings outlook. TDS stock made a move upward in the midst of the market declines during the last two weeks of September. In addition, this transaction should help to surface value in our other wireless communications holdings.

Viacom and CBS--Dan Rather, Meet The Rugrats

      We are not likely to see cartoon characters on the CBS Evening News, but there is a great deal of synergy in the new Viacom/CBS. The combined company joins Time Warner, News Corp., and Disney in the pantheon of fully integrated media companies. They have content--Paramount Pictures, CBS' programming assets, and Simon & Schuster publishing--and distribution--the CBS Television Network, CBS Radio, Viacom's thriving cable networks (MTV, VH-1, and Nickelodeon), and CBS' huge outdoor advertising (billboard) business. Any advertiser looking to reach any demographic consumer segment will not have to go anywhere else. This "one stop shopping" feature for advertisers, the complete vertical integration of the company, and the ability to cross-market its own products should enhance revenues and drive down costs. In addition, CBS' Mel Karmazin is a worthy heir apparent to Viacom's energetic Chairman Sumner Redstone, thus diluting Wall Street's concern regarding the management succession question at Viacom. Both CBS' and Viacom's stock prices moved higher on the announcement of the merger, an indication that Wall Street understands that one plus one equals more than two in this combined company.

Broadcast News

      The FCC's August 1999 decision to allow duopolies--ownership of two television stations in the same market--should accelerate consolidation in the broadcast industry. Any broadcaster with a station in the top fifty markets will likely be entertaining overtures from the likes of NBC (owned by General Electric), ABC (owned by Disney), the new CBS/Viacom, and larger independent broadcasters, such as Tribune. NBC has already purchased a 32% position in Paxson Communications. We expect to see portfolio holdings such as Young Broadcasting, Sinclair Broadcast Group, and Granite Broadcasting receive a lot of attention in the months ahead.

Cable Modems

      In our second quarter letter to shareholders, we opined that high speed cable modems gave the cable television providers an edge over telephone companies in the battle for Internet traffic. This was also the reason we cited for our investment in Scientific-Atlanta, one of the leading cable modem manufacturers. Scientific-Atlanta's stock price rose sharply this quarter on the announcement that Motorola was buying its larger competitor General Instrument. When interviewed by the financial press following this announced deal, Scientific-Atlantic management stated that they believe they can continue to compete in the fast growing market for cable modems as an independent company. However, they also promised not to stand in the way of anything that would enhance the value of their shareholders' investment. That could be interpreted as an invitation to dance.

Sprinting into Battle

      As we write, BellSouth has joined MCI WorldCom in bidding for Sprint. Both bids face serious regulatory hurdles. Bell South/Sprint would challenge current rules preventing the regional Bells from getting into the long distance business and an MCI WorldCom/Sprint combination may inspire antitrust scrutiny. So, we may not see any deal get done. But, these competing bids underscore the value of wireless and wired telecommunications assets and the economic forces driving large telecommunications companies to get even larger. We believe that at some point, regulatory resistance to such deals will wane and the telecommunications giants here and abroad will be allowed to slug it out for the assets they need to become global powerhouses.

This Quarter's Scorecard

      Three wireless communications companies (Omnipoint, Western Wireless, and Vodafone AirTouch) were on our Top Twenty performance list this quarter. Three Japanese broadcasters (Nippon Broadcasting System, Asahi Broadcasting, and Tokyo Broadcasting System) also made the list, as did U.S. independent broadcasters Granite Broadcasting and Young Broadcasting. The previously-mentioned Telephone & Data Systems and Scientific-Atlanta also finished high on our leaderboard. Three of the now Big Four media companies (News Corp., Disney, and Time Warner) disappointed, and although it rallied after announcing the CBS acquisition, Viacom closed the quarter with a modest loss. Despite its position as the number one diversified telecommunications company in the world, AT&T also gave up considerable ground.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of September 30, 1999.

Bell Atlantic Corp. (BEL - $67.3125 - NYSE), following its merger with NYNEX and its impending merger with GTE (GTE - $76.875 - NYSE), is a premier provider of advanced voice and data services from Maine to Virginia - the world's most information-intensive marketplace. The company serves 22 million households. Bell Atlantic is one of the world's largest and most successful wireless companies, with domestic operations in 24 states and international investments in Latin America, Europe and the Pacific

Rim. In September 1999, BEL announced a wireless joint venture with Vodafone AirTouch to provide domestic cellular and PCS services. BEL is also a global leader in publishing directories and in providing Internet-based shopping guides, website creation and hosting, and other electronic commerce services. The company has a mix of mature and start-up communications businesses in Europe and the Pacific Rim, including a 24.9% stake in Telecom Corp. of New Zealand and an 18.5% stake in Cable & Wireless Communications plc.

Cablevision Systems Corp. (CVC - $72.75 - AMEX) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that span state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves more than 3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks American Movie Classics, Bravo and The Independent Film Channel. Cablevision has a controlling interest in New York City's famed Madison Square Garden, which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. Cablevision operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world famous Rockettes.

Canal + (CNLP.PA - $59.70 - Paris Stock Exchange) is Europe's leading pay television company operating throughout Europe with the exception of the U.K., Ireland and Germany. Canal + provides premium channels as well as film and television programming. The company has expanded its businesses to include digital television service and is a majority owner in Numericable, one of France's top three cable operators, and Paris St. Germain, the top French soccer club.

Compagnie Financiere Richemont AG (RIFZ.S - $2,002.23 - Zurich Stock Exchange) is one of the world's leading luxury goods companies with such brand names as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco. Richemont recently swapped its tobacco business, Rothmans International, in exchange for a 25% stake in B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T. and Vivendi, the French utility and media conglomerate, the market values its wholly owned luxury goods business at a significant discount to other luxury goods producers.

Japan Telecom Co. Ltd. (9434.T - $23,405.00 - Tokyo Stock Exchange) provides domestic long distance telephone and leased line services through its fiber optic cable network connected to local telephone exchanges owned by Nippon Telegraph & Telephone and local common carriers. The company also participates in other telecommunications-related businesses such as cellular telephone services. British Telecommunications and AT&T have each recently taken a significant stake in Japan Telecom and Vodafone AirTouch is a partner in its cellular operations.

KDD Corp. (9431.T - $103.08 - Tokyo Stock Exchange) provides international telecommunications services in Japan. The company's services include telephone, telex, circuit leasing, data communications, and data transfer. KDD completed the JIH (a nationwide fiber-optic network) in the spring of this year, augmenting the existing fiber-optic network it inherited from its merger with TWJ, forming the most extensive fiber-optic network in the country. KDD is reportedly discussing a joint venture with American providers Qwest Communications and SBC.

Liberty Media Group (LMG'A - $37.125 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $43.50 - NYSE) and are now traded on the New York Stock Exchange.

NTT Mobile Communications Network Inc. (9437.T - $19,660.16 - Tokyo Stock Exchange) provides various telecommunication services including cellular, pagers, alternative telephone (for ships and airplanes) and packet communication services. The company also sells cellular phones, car phones, and pager equipment. NTT Mobile Communications is now well know as NTT DoCoMo in Japan.

Omnipoint Corp. (OMPT - $55.875 - Nasdaq) is a leading personal communications services ("PCS") carrier in the U.S., with licenses covering major metropolitan areas containing nearly 100 million people. On June 23, 1999, Omnipoint agreed to be acquired by VoiceStream Wireless (VSTR - $61.72 - Nasdaq) for 0.825 shares of VoiceStream and $8.00 cash per shares of OMPT. The combined company will have PCS licenses covering about 190 million points of presence ("POPs") and will become a major PCS carrier.

Seagram Co. (VO - $45.50 - NYSE), with its 1995 purchase of an 80% interest in MCA from Matsushita Electric Industrial Co. for $5.7 billion, operates two global businesses: beverages and entertainment. Spirits and Wine group's major beverage brands include Chivas Regal, Martell, Mumm, Crown Royal and Seagram's Gin. With its $10.4 billion December acquisition of Polygram, Seagram has created the world's leading music company, the Universal Music Group. Seagram's entertainment business includes the Universal Motion Pictures Group, the Universal Studios Recreation Group and a 46% interest in USA Networks (USAI - $38.75 - Nasdaq).

Softbank Corp. (9984.T - $382.00 - Tokyo Stock Exchange) is Japan's number one software distributor, holding franchises for Microsoft, Novell and Oracle products. The company also owns Kingston Technology, the number one memory module maker in the world. Softbank's 71%-ownership of Ziff-Davis (ZD - $16.125
- NYSE), the second largest magazine publisher in the U.S., and its 11% stake in Japan Digital Broadcasting, illustrate its media interests. ZD COMDEX and Forums, a division of Ziff-

Davis, produce computer-related trade shows. Softbank has direct or indirect investments in over 60 Internet-related companies including Yahoo! (28%), GeoCities (22%) and E*Trade Group (27%). With the deregulation of the financial services sector, the company is now poised to develop its Web-based businesses in Japan.

Sony Corp. (6758.T - $148.95 - Tokyo Stock Exchange) develops and manufactures consumer and industrial electronic equipment. The company's products include audio and video equipment, televisions, displays, semiconductors, electronic components, computers and computer peripherals, and telecommunication equipment. Sony will focus on evolving digital network technology in its electronics business. In July, the Columbia House record and video club subsidiary announced plans to merge with CDNow. After the merger, Sony will have a 37% stake in the new company.

Tokyo Broadcasting System Inc. (9401.T - $20.08 - Tokyo Stock Exchange) is a media company, nationally broadcasting television and radio programs. The company is active in television program production, film production, recorded music, and both domestic and international cable television programming. Tokyo Broadcasting also produces and sells software, videotapes, CD-ROMs, and DVDs. The company is in the process of launching digital satellite broadcasting in a joint venture with Sumitomo and is also considering spinning off its radio and other production divisions.

Viacom Inc. (VIA'A - $43.25 - AMEX; VIA'B - $42.25 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. The additions of Paramount Communications, Blockbuster Entertainment (acquired in 1994), and publisher Simon & Schuster make Viacom one of the largest entertainment and publishing companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

Vivendi (EX.PA - $70.19 - Paris Stock Exchange) is France's largest environmental services company, engaged in water purification and distribution, energy, waste management, construction and communications. The group owns 44% of Cegetel, France's second largest telecommunications operator. Sales at Cegetel rose 90% in 1998 to $3.4 billion following the company's launch of long distance service and the boom in demand for mobile services. Only five percent of sales are generated in emerging markets.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Interactive Couch Potato(R) Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

 In Conclusion

      Telecommunications and multimedia stocks continued to excel in largely uninspiring global equity markets. We saw deals throughout all of the sectors of our interactive universe. There is a "whole lotta shakin' goin' on" in these industries, and as we advance further into the "Age of Interactivity", we believe values will continue to grow.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GICPX. Please call us during the business day for further information.

                                   Sincerely,


            /s/ Marc J. Gabelli                    /s/ Ivan Arteaga
            Marc J. Gabelli                        Ivan Arteaga, CFA
            Portfolio Manager                      Associate Portfolio Manager

October 25, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1999
                               ------------------

         Liberty Media Group                     Seagram Co.
         Sony Corp.                              NTT Mobile Communications
         Viacom Inc.                             Cablevision Systems Corp.
         Softbank Corp.                          Omnipoint Corp.
         Vivendi                                 Bell Atlantic Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments -- September 30, 1999 (Unaudited)
================================================================================

                                                                        Market
   Shares                                                               Value
   ------                                                               ------

           COMMON STOCKS -- 96.6%

           Broadcasting -- 10.7%
   55,000  Ackerley Group Inc. ...................................  $    677,187
    1,000  Asahi Broadcasting Corp. ..............................       102,045
   69,500  Audiofina .............................................     3,513,355
  100,000  Flextech plc+ .........................................     1,554,930
  180,000  Granada Group plc .....................................     1,542,418
   55,000  Granite Broadcasting Corp. ............................       611,875
   70,000  Grupo Televisa SA, GDR ................................     2,795,625
    4,000  Nippon Broadcasting System Inc. .......................       299,583
   10,015  NRJ SA ................................................     2,717,908
  200,000  Publishing & Broadcasting Ltd. ........................     1,194,533
  540,000  Seven Network Ltd. ....................................     1,674,304
  125,000  Sinclair Broadcast Group Inc.+ ........................     1,132,812
  181,000  Tokyo Broadcasting System Inc. ........................     3,634,742
   30,000  Young Broadcasting Inc., Cl. A+ .......................     1,571,250
                                                                    ------------
                                                                      23,022,567
                                                                    ------------
           Business Services -- 4.1%
   10,000  Berlitz International Inc.+ ...........................       210,625
    8,000  Havas Advertising SA ..................................     1,915,650
    9,000  Publicas SA ...........................................     2,088,058
    2,000  Telefonica Publicidad e Informacion SA+ ...............        46,188
   66,000  Vivendi ...............................................     4,632,360
                                                                    ------------
                                                                       8,892,881
                                                                    ------------
           Cable -- 5.1%
   60,000  Cablevision Systems Corp., Cl. A+ .....................     4,365,000
   40,000  Jones Intercable Inc., Cl. A+ .........................     2,162,500
   30,000  MediaOne Group Inc.+ ..................................     2,049,375
   25,000  NTL Inc.+ .............................................     2,402,344
                                                                    ------------
                                                                      10,979,219
                                                                    ------------
           Communications Equipment -- 3.3%
  165,000  Furukawa Electric Co. Ltd. ............................       980,902
   22,500  Mannesmann AG .........................................     3,608,126
   50,000  Scientific-Atlanta Inc. ...............................     2,478,125
                                                                    ------------
                                                                       7,067,153
                                                                    ------------
           Computer Software and Services -- 4.4%
   80,000  CDNow Inc.+ ...........................................       995,000
   20,000  EMusic.com Inc.+ ......................................       297,500
   30,000  Lycos Inc.+ ...........................................     1,503,750
   50,000  PSINet Inc.+ ..........................................     1,798,437
   13,000  Softbank Corp. ........................................     4,929,083
                                                                    ------------
                                                                       9,523,770
                                                                    ------------
           Consumer Products -- 2.5%
    1,300  Compagnie Financiere Richemont AG .....................     2,628,902
    6,000  Nintendo Co. Ltd. .....................................       952,675
   90,000  Sega Enterprises Ltd. .................................     1,874,736
                                                                   -------------
                                                                       5,456,313
                                                                   -------------
           Electronics -- 2.5%
   35,800  Sony Corp. ............................................     5,332,378
                                                                   -------------
           Entertainment -- 7.4%
  270,000  Liberty Media Group, Cl. A+ ...........................   $10,023,750
  605,000  Rank Group plc ........................................     2,133,954
  100,000  USA Networks Inc.+ ....................................     3,875,000
                                                                   -------------
                                                                      16,032,704
                                                                   -------------
           Entertainment Distribution -- 1.0%
   70,000  GC Companies Inc.+ ....................................     2,100,000
                                                                   -------------
           Global Entertainment -- 8.1%
   50,000  Canal Plus ............................................     2,985,221
   90,000  Disney (Walt) Co. .....................................     2,328,750
  180,000  EMI Group plc .........................................     1,315,722
  100,000  Seagram Co. ...........................................     4,550,000
   20,000  Time Warner Inc.+ .....................................     1,215,000
   80,000  Viacom Inc., Cl. A+ ...................................     3,460,000
   40,000  Viacom Inc., Cl. B+ ...................................     1,690,000
                                                                   -------------
                                                                      17,544,693
                                                                   -------------
           Hotels and Gaming -- 0.5%
1,200,000  Star City Holdings Ltd. ...............................     1,174,950
                                                                   -------------
           Publishing -- 9.9%
  130,500  Arnoldo Mondadori Editore SpA .........................     2,277,707
   46,000  Dow Jones & Co. Inc. ..................................     2,455,250
1,000,000  Gakken Co. Ltd.+ ......................................     1,320,039
  200,000  Independent News & Media plc, Dublin ..................     1,053,607
   25,000  Independent News & Media plc, London ..................       125,530
   62,000  New York Times Co., Cl. A .............................     2,325,000
  175,000  Primedia Inc.+ ........................................     2,450,000
  141,000  Schibsted ASA .........................................     1,392,615
   20,000  Scripps (E.W.) Co. ....................................       982,500
   30,000  Times Mirror Co., Cl. A ...............................     1,974,375
   51,000  Tribune Co. ...........................................     2,537,250
  255,000  United News & Media plc ...............................     2,455,867
                                                                   -------------
                                                                      21,349,740
                                                                   -------------
           Satellite -- 0.3%
   22,555  COMSAT Corp. ..........................................       668,192
                                                                   -------------
           Telecommunications -- 27.3%
   32,500  AT&T Canada Inc.+ .....................................     2,041,406
   24,000  AT&T Canada Inc., Cl. B+ ..............................     1,507,858
   30,000  AT&T Corp. ............................................     1,305,000
   60,000  Bell Atlantic Corp. ...................................     4,038,750
   85,000  Cable & Wireless plc, ADR .............................     2,815,625
   95,000  Cincinnati Bell Inc. ..................................     1,846,563
  250,751  Citizens Utilities Co., Cl. B+ ........................     2,836,621
      400  DDI Corp. .............................................     2,995,834
  250,000  GST Telecommunications Inc.+ ..........................     1,757,813
  100,000  Intermedia Communications Inc.+ .......................     2,175,000
      165  Japan Telecom Co. Ltd. ................................     3,861,817
   37,900  KDD Corp. .............................................     3,906,558
   60,000  Korea Telecom Corp., ADR+ .............................     2,220,000
   50,000  KPN NV ................................................     2,197,676

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments (Continued) -- September 30, 1999 (Unaudited)
================================================================================

                                                                        Market
   Shares                                                               Value
   ------                                                               ------

           Telecommunications (Continued)

      215  Nippon Telegraph and Telephone Corp. ..................  $  2,636,802
   45,000  Portugal Telecom SA ...................................     1,871,590
  115,000  Rogers Communications Inc., Cl. B+ ....................     1,944,180
  101,500  Rogers Communications Inc., Cl. B, ADR+ ...............     1,706,469
  100,000  RSL Communications Ltd., Cl. A+ .......................     1,825,000
   50,000  Sprint Corp. ..........................................     2,712,500
   25,000  Telecom Italia SpA, ADR ...............................     2,154,688
  146,880  Telefonica SA .........................................     2,349,445
  130,650  Viag AG ...............................................     2,474,987
  124,000  Viatel Inc.+ ..........................................     3,665,750
                                                                    ------------
                                                                      58,847,932
                                                                    ------------
           Wireless Communications -- 9.5%
      225  NTT Mobile Communication Network Inc. .................     4,423,536
   75,000  Omnipoint Corp. .......................................     4,190,625
   97,000  Rogers Cantel Mobile Communications Inc., Cl. B+ ......     2,297,688
   45,000  Telephone & Data Systems Inc. .........................     3,996,563
   10,000  Vodafone AirTouch plc, ADR ............................     2,377,500
   72,000  Western Wireless Corp., Cl. A+ ........................     3,228,750
                                                                    ------------
                                                                      20,514,662
                                                                    ------------
           TOTAL COMMON STOCKS                                       208,507,154
                                                                    ------------
           PREFERRED STOCKS -- 2.0%
           Broadcasting -- 0.3%
  350,000  Village Roadshow Ltd., Pfd. ...........................       658,657
                                                                    ------------
           Publishing -- 0.9%
   70,000  News Corp. Ltd., ADR Preference Shares ................     1,868,125
                                                                    ------------
           Satellite -- 0.8%
  100,000  Loral Space & Communications Ltd., 6.00% Cv. Pfd. .....     1,718,750
                                                                    ------------
           TOTAL PREFERRED STOCKS                                      4,245,532
                                                                    ------------

  Principal                                                             Market
   Amount                                                               Value
  ---------                                                             ------
           CORPORATE BONDS -- 0.0%

           Entertainment -- 0.0%
  $50,000  USA Networks Inc., Cv. 7.00%, 07/01/03 ................  $     48,438
                                                                    ------------

           TOTAL INVESTMENTS -- 98.6% (Cost $166,572,639) ........   212,801,124
           Other Assets and Liabilities (Net) -- 1.4% ............     2,952,562
                                                                    ------------
           NET ASSETS -- 100.0%
             (8,662,154 shares outstanding) ......................  $215,753,686
                                                                    ============
           NET ASSET VALUE, Offering and Redemption
             Price Per Share .....................................        $24.91
                                                                          ======

  Number of                                                          Unrealized
  Contracts                                                         Appreciation
  ---------                                                         ------------

           FUTURES CONTRACTS
      100  Short S&P 500 Index Futures 12/17/99 ..................  $  1,868,750
                                                                    ============

-----------
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                                                      % of
                                                      Market            Market
Geographic Diversification                            Value             Value
                                                      ------            ------

North America                                         51.6%         $109,734,569
Europe                                                25.5%           54,229,629
Japan                                                 17.5%           37,250,732
Asia/Pacific Rim                                       4.1%            8,790,569
Latin America                                          1.3%            2,795,625
                                                     -----          -----------
                                                     100.0%         $212,801,124
                                                    ======          ===========

                        Gabelli Global Series Funds, Inc.
               The Gabelli Global Interactive Couch Potato(R) Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Asset Management Inc.

Felix J. Christiana
Former Senior Vice President
Dollar Dry Dock Savings Bank

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Werner J. Roeder, MD
Medical Director
Lawrence Hospital

Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA
President and Chief
Investment Officer

Bruce N. Alpert
Vice President and Treasurer

Marc J. Gabelli
Portfolio Manager

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Interactive Couch Potato(R) Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB 442 Q399SR